Filed Pursuant to Rule 497(e)

Registration No.: 333-53589

VALIC Company II (“VC II”)

High Yield Bond Fund

(the “Fund”)

Supplement dated January 27, 2016 to the Fund’s

Prospectus dated January 1, 2016, as supplemented and amended to date

At the January 25-26, 2016 meeting of the Board of Trustees (the “Board”) of VC II, the Board approved an amendment to the existing Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Wellington Management Company LLP (“Wellington”) with respect to the Fund (the “Wellington Sub-Advisory Agreement”).

Under the Wellington Sub-Advisory Agreement, effective on February 1, 2016, VALIC will pay Wellington a sub-advisory fee equal to an annual rate of 0.40% on the first $100 million, 0.35% on the next $150 million and 0.30% thereafter. Prior to the amendment, VALIC paid Wellington a sub-advisory fee equal to an annual rate of 0.40% on the first $150 million, 0.35% on the next $350 million and 0.30% thereafter. Under the Wellington Sub-Advisory Agreement, VALIC is solely responsible for payment of fees to Wellington and thus the amendment does not impact any obligation of the Fund pursuant to such agreement. Furthermore, the amendment does not modify the services provided under the Wellington Sub-Advisory Agreement.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.